SUPPLEMENT TO THE PROSPECTUS

Target/United Funds, Inc.

The following information supplements and supersedes any contrary information contained in the Prospectus:

Effective October 16, 2000, the Fund's name is changed to W&R Target Funds, Inc.

Also effective October 16, 2000, the name of Income Portfolio is changed to Core Equity Portfolio, and the goals are to provide capital growth and income.

The following language replaces the first paragraph under the caption "The Investment Principles of the Portfolios - Investment Goals, Principal Strategies and Other Investments - Income Portfolio:"

     Core Equity Portfolio

     Core Equity Portfolio's goals are to provide capital growth and income. The Portfolio seeks to achieve its goals by primarily investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies with dominant market positions in their industries and with a record of paying regular dividends on common stock or with the potential for capital appreciation. There is no guarantee that the Portfolio will achieve its goals.

Please keep this Supplement with your Prospectus for Target/United Funds, Inc. dated May 1, 2000.

This Supplement is dated October 16, 2000.

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Target/United Funds, Inc.

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information:

Effective October 16, 2000, the Fund's name is changed to W&R Target Funds, Inc.

Also effective October 16, 2000, the name of Income Portfolio is changed to Core Equity Portfolio.

To be attached to the cover page of the Statement of Additional Information of Target/United Funds, Inc. dated May 1, 2000.

This Supplement is dated October 16, 2000.